Exhibit 99.1

THE HOWARD HUGHES CORPORATION® ANNOUNCES PRICING OF

$750,000,000 SENIOR NOTES DUE 2028

DALLAS (August 5, 2020) - The Howard Hughes Corporation® (NYSE: HHC) (the “Company”) today announced the pricing of $750 million in aggregate principal amount of senior notes due 2028 (the “Notes”). The Notes will pay interest semi-annually at a rate of 5.375% per annum payable on August 1 and February 1 of each year, beginning on February 1, 2021. The Notes will be unsecured senior obligations of the Company and will be guaranteed by certain subsidiaries of the Company. The offering of the Notes (the “Offering”) is expected to close on August 18, 2020, subject to the satisfaction of customary closing conditions.

The Company intends to use the net proceeds from the Offering for general corporate purposes, including the repayment of certain existing indebtedness.

The Notes are being offered in a private placement, solely to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside the United States to persons other than “U.S. persons” in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This notice does not constitute an offer to sell the Notes, nor a solicitation for an offer to purchase the Notes, in any jurisdiction in which such offer or solicitation would be unlawful.

About The Howard Hughes Corporation®

The Howard Hughes Corporation owns, manages and develops commercial, residential and mixed-use real estate throughout the U.S. Our assets include master planned communities, as well as operating properties and development opportunities including: the Seaport District in New York; Columbia, Maryland; The Woodlands®, The Woodlands Hills®, and Bridgeland® in the Greater Houston, Texas area; Summerlin®, Las Vegas; and Ward Village® in Honolulu, Hawai‘i.

Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs, intentions and expectations are forward-looking statements. Statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “realize,” “should,” “transform,” “would,” and other statements of similar expression constitute forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to materially differ from any future results, performance and achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the following: (1) the Company’s ability to satisfy the conditions contained in the agreement with the initial purchasers with respect to the Offering; (2) the intended use of proceeds from the Offering; and (3) other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the SEC, we are under no obligation to publicly update or revise any forward-looking statements after the date hereof.

Contacts
The Howard Hughes Corporation

Cristina Carlson, 646-822-6910
VP, Corporate Communications and Public Relations
cristina.carlson@howardhughes.com

For HHC Investor Relations
David O’Reilly, 214-741-7744
President and Chief Financial Officer
david.o’reilly@howardhughes.com